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                                                                 EXHIBIT 10.1



                               AGREEMENT AND PLAN

                                       OF

                                 REORGANIZATION

                                     AMONG

                           EDUCATIONAL MEDICAL, INC.,

                           NEBRASKA ACQUISITION CORP.

                                      AND

                          EDUCATIONAL MANAGEMENT, INC.


                           DATED AS OF MARCH 29, 1997